Exhibit 99.1

Media Contact: Roy L. Morrow (216) 383-4893

Roy_Morrow@lincolnelectric.com

Investors Contact: Earl L. Ward (216) 383-5067

Earl_Ward@lincolnelectric.com

Lincoln Electric Announces Changes in Segment Reporting

CLEVELAND, Ohio, U.S.A., December 17, 2009 — As previously announced, Lincoln Electric Holdings, Inc.’s (Nasdaq: LECO) management structure was realigned to more efficiently direct its resources and bolster its global market leadership position. As a result of these management organizational changes, effective the fourth quarter of 2009, the Company will report five operating segments as follows: North America Welding, Europe Welding, Asia Pacific Welding, South America Welding and The Harris Products Group.

The North America Welding segment comprises operations in the United States, Canada and Mexico. The other three welding segments contain welding operations in Europe, Asia Pacific and South America, respectively. The fifth segment, The Harris Products Group, includes the Company’s global cutting, soldering and brazing businesses as well as the retail business in the United States.

The reclassification of historical results into the five new business segments for previously reported periods for 2007, 2008 and the 2009 first, second and third quarters are attached and can also be obtained by clicking on the following link: http://www.lincolnelectric.com/InvestorNews. The Company did not operate under the realigned segment structure for any of these prior periods and will begin to report comparative results under the new structure effective with the filing of its Annual Report on Form 10-K for the year ending December 31, 2009.

Lincoln Electric is the world leader in the design, development and manufacture of arc welding products, robotic arc-welding systems, plasma and oxyfuel cutting equipment and has a leading global position in the brazing and soldering alloys market. Headquartered in Cleveland, Ohio, Lincoln has 38 manufacturing locations, including operations and joint ventures in 18 countries and a worldwide network of distributors and sales offices covering more than 160 countries. For more information about Lincoln Electric, its products and services, visit the Company’s website at http://www.lincolnelectric.com.

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Lincoln Electric Announces Changes in Segment Reporting	2

The Company’s expectations and beliefs concerning the future contained in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect the Company’s operating results. The factors include, but are not limited to: general economic and market conditions; the effectiveness of operating initiatives; currency exchange and interest rates; adverse outcome of pending or potential litigation; possible acquisitions; market risks and price fluctuations related to the purchase of commodities and energy; global regulatory complexity; and the possible effects of international terrorism and hostilities on the Company or its customers, suppliers and the economy in general. For additional discussion, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K.

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Lincoln Electric Holdings, Inc.

Segment Highlights

(In thousands)

(Unaudited)

	North America Welding	Europe Welding	Asia Pacific Welding	South America Welding	The Harris Products Group	Corporate / Eliminations	Consolidated

Three months ended September 30, 2009
Net sales to unaffiliated customers	$213,132	$84,365	$62,204	$26,430	$55,671	$-	$441,802
Inter-segment sales	21,393	2,668	1,171	-	1,416	(26,648)	-

Total	$234,525	$87,033	$63,375	$26,430	$57,087	$(26,648)	$441,802

Income (loss) before interest and income taxes	$34,497	$(3,834)	$(11,595)	$4,354	$1,701	$424	$25,547
As a percent of total sales	14.7%	(4.4% )	(18.3% )	16.5%	3.0%		5.8%

Special items (1)	$-	$6,338	$8,606	$164	$(21)	$-	$15,087

Adjusted income (loss) before interest and income taxes excluding special items (5)	$34,497	$2,504	$(2,989)	$4,518	$1,680	$424	$40,634
As a percent of total sales	14.7%	2.9%	(4.7% )	17.1%	2.9%		9.2%

Three months ended June 30, 2009
Net sales to unaffiliated customers	$208,014	$88,711	$38,249	$22,108	$56,201	$-	$413,283
Inter-segment sales	20,079	2,311	292	-	2,913	(25,595)	-

Total	$228,093	$91,022	$38,541	$22,108	$59,114	$(25,595)	$413,283

Income (loss) before interest and income taxes	$30,620	$1,140	$(4,617)	$2,105	$(3,273)	$(1,109)	$24,866
As a percent of total sales	13.4%	1.3%	(12.0% )	9.5%	(5.5% )		6.0%

Special items (2)	$17	$(3,481)	$(1,272)	$307	$4,096	$-	$(333)

Adjusted income (loss) before interest and income taxes excluding special items (5)	$30,637	$(2,341)	$(5,889)	$2,412	$823	$(1,109)	$24,533
As a percent of total sales	13.4%	(2.6% )	(15.3% )	10.9%	1.4%		5.9%

Three months ended March 31, 2009
Net sales to unaffiliated customers	$218,827	$87,499	$32,691	$20,659	$52,075	$-	$411,751
Inter-segment sales	22,264	2,022	537	-	1,864	(26,687)	-

Total	$241,091	$89,521	$33,228	$20,659	$53,939	$(26,687)	$411,751

Income (loss) before interest and income taxes	$17,373	$(5,478)	$(7,558)	$107	$(3,206)	$(1,798)	$(560)
As a percent of total sales	7.2%	(6.1% )	(22.7% )	0.5%	(5.9% )		(0.1% )

Special items (3)	$10,174	$468	$397	$57	$603	$-	$11,699

Adjusted income (loss) before interest and income taxes excluding special items (5)	$27,547	$(5,010)	$(7,161)	$164	$(2,603)	$(1,798)	$11,139
As a percent of total sales	11.4%	(5.6% )	(21.6% )	0.8%	(4.8% )		2.7%

Nine months ended September 30, 2009
Net sales to unaffiliated customers	$639,973	$260,575	$133,144	$69,197	$163,947	$-	$1,266,836
Inter-segment sales	63,736	7,001	2,000	-	6,193	(78,930)	-

Total	$703,709	$267,576	$135,144	$69,197	$170,140	$(78,930)	$1,266,836

Income (loss) before interest and income taxes	$82,490	$(8,172)	$(23,770)	$6,566	$(4,778)	$(2,483)	$49,853
As a percent of total sales	11.7%	(3.1% )	(17.6% )	9.5%	(2.8% )		3.9%

Special items (4)	$10,191	$3,325	$7,731	$528	$4,678	$-	$26,453

Adjusted income (loss) before interest and income taxes excluding special items (5)	$92,681	$(4,847)	$(16,039)	$7,094	$(100)	$(2,483)	$76,306
As a percent of total sales	13.2%	(1.8% )	(11.9% )	10.3%	(0.1% )		6.0%

(1) Special items include the impacts of rationalization activities and a loss on the acquisition of a business.

(2) Special items include the impacts of rationalization activities, a gain on the sale of a property and a pension settlement gain.

(3) Special items include the impact of rationalization activities.

(4) Special items include the impacts of rationalization activities, a gain on the sale of a property, a pension settlement gain and a loss on the acquisition of a business.

(5) Adjusted income (loss) before interest and income taxes excluding special items is a non-GAAP financial measure that management believes is important to investors to evaluate and compare the Company’s financial performance from period to period. Management uses this information in assessing and evaluating the Company’s underlying operating performance.

Lincoln Electric Holdings, Inc.

Segment Highlights

(In thousands)

(Unaudited)

	North America Welding	Europe Welding		Asia Pacific Welding		South America Welding	The Harris Products Group		Corporate / Eliminations	Consolidated

Three months ended December 31, 2008
Net sales to unaffiliated customers	$286,287	$108,801		$48,064		$26,593	$56,441		$-	$526,186
Inter-segment sales	30,910	1,905		1,170		8	1,677		(35,670)	-

Total	$317,197	$110,706		$49,234		$26,601	$58,118		$(35,670)	$526,186

Income (loss) before interest and income taxes	$54,588	$(851)		$(16,304)		$2,554	$(5,087)		$(1,077)	$33,823
As a percent of total sales	17.2%	(0.8%	)	(33.1%	)	9.6%	(8.8%	)		6.4%

Special items (1)	$818	$2,052		$15,582		$-	$919		$-	$19,371

Adjusted income (loss) before interest and income taxes excluding special items (2)	$55,406	$1,201		$(722)		$2,554	$(4,168)		$(1,077)	$53,194
As a percent of total sales	17.5%	1.1%		(1.5%	)	9.6%	(7.2%	)		10.1%

Three months ended September 30, 2008
Net sales to unaffiliated customers	$333,934	$132,636		$62,771		$32,662	$70,889		$-	$632,892
Inter-segment sales	32,576	4,911		754		2	2,102		(40,345)	-

Total	$366,510	$137,547		$63,525		$32,664	$72,991		$(40,345)	$632,892

Income before interest and income taxes	$65,865	$19,036		$2,974		$4,283	$2,752		$(1,189)	$93,721
As a percent of total sales	18.0%	13.8%		4.7%		13.1%	3.8%			14.8%

Three months ended June 30, 2008
Net sales to unaffiliated customers	$357,299	$160,115		$68,215		$31,674	$82,523		$-	$699,826
Inter-segment sales	35,717	4,836		936		27	2,540		(44,056)	-

Total	$393,016	$164,951		$69,151		$31,701	$85,063		$(44,056)	$699,826

Income before interest and income taxes	$65,397	$20,385		$5,923		$1,610	$5,716		$(2,994)	$96,037
As a percent of total sales	16.6%	12.4%		8.6%		5.1%	6.7%			13.7%

Three months ended March 31, 2008
Net sales to unaffiliated customers	$336,361	$137,018		$51,611		$25,132	$70,105		$-	$620,227
Inter-segment sales	27,884	3,997		662		-	2,249		(34,792)	-

Total	$364,245	$141,015		$52,273		$25,132	$72,354		$(34,792)	$620,227

Income before interest and income taxes	$56,980	$15,376		$85		$1,537	$5,918		$(358)	$79,538
As a percent of total sales	15.6%	10.9%		0.2%		6.1%	8.2%			12.8%

Twelve months ended December 31, 2008
Net sales to unaffiliated customers	$1,313,881	$538,570		$230,661		$116,061	$279,958		$-	$2,479,131
Inter-segment sales	127,087	15,649		3,522		37	8,568		(154,863)	-

Total	$1,440,968	$554,219		$234,183		$116,098	$288,526		$(154,863)	$2,479,131

Income (loss) before interest and income taxes	$242,830	$53,946		$(7,322)		$9,984	$9,299		$(5,618)	$303,119
As a percent of total sales	16.9%	9.7%		(3.1%	)	8.6%	3.2%			12.2%

Special items (1)	$818	$2,052		$15,582		$-	$919		$-	$19,371

Adjusted income before interest and income taxes excluding special items (2)	$243,648	$55,998		$8,260		$9,984	$10,218		$(5,618)	$322,490
As a percent of total sales	16.9%	10.1%		3.5%		8.6%	3.5%			13.0%

(1) Special items include the impacts of rationalization activities and asset impairments.

(2) Adjusted income (loss) before interest and income taxes excluding special items is a non-GAAP financial measure that management believes is important to investors to evaluate and compare the Company’s financial performance from period to period. Management uses this information in assessing and evaluating the Company’s underlying operating performance.

Lincoln Electric Holdings, Inc.

Segment Highlights

(In thousands)

(Unaudited)

	North America Welding	Europe Welding	Asia Pacific Welding		South America Welding	The Harris Products Group	Corporate / Eliminations	Consolidated

Twelve months ended December 31, 2007
Net sales to unaffiliated customers	$1,248,382	$474,388	$178,120		$101,426	$278,468	$-	$2,280,784
Inter-segment sales	114,930	14,295	2,501		1,793	8,028	(141,547)	-

Total	$1,363,312	$488,683	$180,621		$103,219	$286,496	$(141,547)	$2,280,784

Income (loss) before interest and income taxes	$206,768	$57,495	$(328)		$8,804	$18,800	$(1,246)	$290,293
As a percent of total sales	15.2%	11.8%	(0.2%	)	8.5%	6.6%		12.7%

Special items (1)	$-	$-	$-		$-	$(188)	$-	$(188)

Adjusted income (loss) before interest and income taxes excluding special items (2)	$206,768	$57,495	$(328)		$8,804	$18,612	$(1,246)	$290,105
As a percent of total sales	15.2%	11.8%	(0.2%	)	8.5%	6.5%		12.7%

(1) Special items include the impact of rationalization activities.

(2) Adjusted income (loss) before interest and income taxes excluding special items is a non-GAAP financial measure that management believes is important to investors to evaluate and compare the Company’s financial performance from period to period. Management uses this information in assessing and evaluating the Company’s underlying operating performance.